Scudder   Quality  Growth  Fund

Annual  Report
October  31,  1996

Pure  No-Load(TM)  Funds

A fund seeking long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                                Table of Contents
   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Investment Portfolio
  14  Financial Statements
  17  Financial Highlights
  18  Notes to Financial Statements
  20  Report of Independent Accountants
  21  Tax Information
  21  Officers and Trustees
  22  Investment Products and Services
  23  How to Contact Scudder



                                    In Brief

o Scudder Quality Growth Fund provided a 19.49% total return for the 12 months ended October 31, 1996. The 642 similar funds tracked by Lipper Analytical Services provided an average total return of 18.47%, while the Fund's benchmark, the Russell 1000 Growth Index, provided a 22.05% total return for the period.

o The Fund's sector breakdown remained relatively unchanged during the fiscal year. We remained committed to keeping the Fund's sector weightings in line with its benchmark index while making informed stock choices within each sector.

o We believe growth companies will benefit from the current environment of slower economic growth and low inflation.



                        2 -- SCUDDER QUALITY GROWTH FUND

                        Letter From the Fund's President

Dear Shareholders,


     We hope you enjoy our newly redesigned shareholder report. The new format is designed to enhance the attractiveness and readability of the reports. Let us know what you think.

     This annual report for Scudder Quality Growth Fund covers a period of continued strength for both the U.S. economy and stock market. A healthy backdrop helped the Fund provide a 19.49% total return for the 12 months ended October 31, 1996.

     The U.S. economy has been experiencing an expansion of record length, and while a mild recession would not be a surprise in 1997, there are few reasons to question the economy's long-term strength. While the financial markets will always surge and dip in response to short-term indicators, many long-term structural factors such as deregulation, globalization, and technology are setting the stage for global economic growth. This, in turn, offers opportunity for companies domiciled here and abroad in the years ahead as they find global audiences for products and services. While investors should remain vigilant and allocate their assets wisely, these global trends should provide a rewarding investment environment over the long term.

     It is with this ever-changing investment landscape in mind that Scudder recently launched an innovative new product called Scudder Pathway Series. Pathway Series is a collection of four distinct portfolios -- Conservative, Growth, Balanced, and International -- that offers flexibility, diversification, and simplicity. Each portfolio invests in a diverse mix of Scudder Funds. For more information on Scudder Fund products and services, please turn to page 22. Should you have any questions about your Scudder Quality Growth Fund account, please contact a Scudder Investor Relations Representative at 1-800-225-2470.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Quality Growth Fund




                        3 -- SCUDDER QUALITY GROWTH FUND

PERFORMANCE UPDATE as of October 31, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER QUALITY GROWTH FUND
--------------------------------------
1 Year    $11,949   19.49%   19.49%
5 Year    $17,948   79.48%   12.41%
Life of
Fund*     $20,416  104.16%   13.94%

--------------------------------------
RUSSELL 1000 GROWTH INDEX
--------------------------------------
1 Year    $12,205    22.05%   22.05%
5 Year    $19,770    97.70%   14.59%
Life of
Fund*     $20,462   104.62%   14.11%

*The Fund commenced operations on May 15, 1991. Index comparisons begin May 31, 1991.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED OCTOBER 31

SCUDDER QUALITY GROWTH FUND
Year            Amount
----------------------
 5/91          $10,000
10/91          $10,894
10/92          $12,252
10/93          $13,169
10/94          $13,220
10/95          $16,364
10/96          $19,553


YEARLY PERIODS ENDED MONTH OCTOBER 31

RUSSELL 1000 GROWTH FUND
Year            Amount
----------------------
5/91           $10,000
10/91          $10,350
10/92          $11,470
10/93          $12,308
10/94          $12,973
10/95          $16,766
10/96          $20,462


The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of 1000 largest U.S. growth companies traded on the NYSE, AMEX, and NASDAQ. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31

                       1991*    1992    1993    1994    1995    1996
                     ---------------------------------------------------
NET ASSET VALUE...    $13.65   $15.30  $16.42  $16.17  $18.44  $21.19
INCOME DIVIDENDS..    $    -   $  .03  $  .03  $  .08  $  .15  $  .14
CAPITAL GAINS
DISTRIBUTIONS.....    $    -    $ .02  $  -    $  .24  $ 1.09  $  .60
FUND TOTAL
RETURN (%)........     13.75    12.47   12.47      .39   23.78   19.49
RETURN (%)........      8.66    10.82    7.31     5.40   29.23   22.05


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the total returns for the five year and the life of Fund would have been lower.

                        4 -- SCUDDER QUALITY GROWTH FUND

PORTFOLIO SUMMARY as of OCTOBER 31, 1996
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Equity Holding            94%
Cash Equivalents           6%
--------------------------------------
                         100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

We remain near-fully invested in stocks of
seasoned, financially-strong U.S. companies.
--------------------------------------------------------------------------
SECTORS
(Excludes 6% Cash Equivalents)
--------------------------------------------------------------------------
Consumer Staples          18%
Health                    17%
Manufacturing             14%
Technology                14%
Consumer Discretionary    10%
Service Industries         9%
Financial                  8%
Media                      5%
Durables                   4%
Other                      1%
----------------------------------
                         100%
----------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's sector breakdown remained relatively
unchanged during the period, although holdings within
sectors changed.
--------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS
(24% OF PORTFOLIO)
--------------------------------------------------------------------------
1.GENERAL ELECTRIC CO.
Leading producer of electrical equipment

2.PHILIP MORRIS COMPANIES INC.
Tobacco, food products and brewing

3.PROCTER & GAMBLE CO.
Diversified manufacturer of consumer products

4.MERCK & CO. INC.
Leading ethical drug manufacturer

5.ELECTRONIC DATA SYSTEMS CORP.
Provider of information technology services

6.AMERICAN INTERNATIONAL GROUP, INC.
Major international insurance holding company

7.JOHNSON & JOHNSON
Healthcare products

8.CLEAR CHANNEL COMMUNICATIONS, INC.
Operator of T.V. and radio stations

9. MICROSOFT CORP.
Computer operating systems software

10.PFIZER, INC.
Leading international pharmaceutical company


We established a number of new healthcare positions during the period, including tenth-largest holding Pfizer.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                        5 -- SCUDDER QUALITY GROWTH FUND

                         Portfolio Management Discussion

Dear Shareholders,

Throughout Scudder Quality Growth Fund's fiscal year, investor fears of strengthening economic growth and accompanying inflation fueled a host of stock market gyrations. Amidst the surges and dips, your Fund provided a 19.49% total return for its fiscal year ended October 31. This compared with an average return of 18.47% for the 642 similar funds tracked by Lipper Analytical Services, and a 22.05% total return for the same period for the Fund's benchmark, the unmanaged Russell 1000 Growth Index.

                                   A Look Back

On balance, the stock market continued its upward march through Scudder Quality Growth Fund's fiscal year. Through February, slow economic growth and low inflation provided a healthy backdrop for companies capable of delivering consistently above-average earnings growth rates. In fact, such growth companies generally prosper when the economy is slow because of their ability to deliver earnings regardless of the underlying economic environment. Demand for equities was high, and record levels of cash flowed into mutual funds. While we felt strongly that economic acceleration was unlikely, signs of stronger growth caused a stir in the market on more than one occasion. Most notably, much stronger-than-anticipated February employment numbers caused investors to fear a surge in inflation, resulting in the Dow Jones Industrial Average tumbling 171 points in March.

The volatile market environment lingered into the second half of the Fund's fiscal year, as July in particular saw equity returns hurt by surprisingly strong indicators, and cash flows into equity mutual funds began to taper off. We continued to believe, however, that economic acceleration and harmful levels of inflation were unlikely to materialize in the near future. The portfolio was invested with the expectation that economic growth would remain moderate, inflation would remain under control, and rapid earnings growth would be increasingly hard to sustain for the more cyclically sensitive companies and industries. We held true to our strategy of investing in those companies that we believed would deliver solid earnings growth, and focused on companies with solid long-term franchises, strategically oriented and experienced management teams, and dominant market shares in growing industries.

                            Focus On Stock Selection

Scudder Quality Growth Fund strives to achieve superior investment returns by investing in companies with consistent above-average earnings growth. The Fund's sector exposure is generally kept reasonably close to that of the Russell 1000 Growth Index. Our focus is on choosing quality growth stocks within each sector. In keeping with this approach, the Fund's sector breakdown for the most part remained relatively unchanged during the period (see accompanying chart), although individual holdings within sectors changed. For example, we established a number of new healthcare positions, including Sandoz, SmithKline, and Pfizer. We also used market volatility to our advantage to initiate or increase



                        6 -- SCUDDER QUALITY GROWTH FUND
positions in quality technology stocks like Computer Associates, Cisco, Atmel, and Microsoft.

The best performing sectors mid-year were consumer staples and technology, with strong performances from stocks of companies such as Philip Morris, Coca-Cola, and Gillette. Although the healthcare sector was a relatively poor performer during this period, we maintained our exposure as we believed the stocks owned by the Fund were the best positioned in the sector. This proved a sensible strategy, as healthcare was one of the Fund's best performing sectors later in the year.

The Fund had no exposure to communications stocks at the close of the period. The intense competition between the local access providers, long distance companies, and regional bells makes for very interesting reading, but not very rewarding investing, in our opinion. We plan to hold off investing in that sector until a clearer picture emerges.

The most significant change in sector allocation over the 12 months covered by this report was in the manufacturing sector, which increased from 8% to 14%. On more than one occasion during the period, signs of a strengthening economy led investors toward manufacturing stocks, which generally respond positively to a stronger economy. We took advantage of some particularly attractive investment opportunities in this sector, including Honeywell and Monsanto.


 ======================================================
 The Year in Review: Quality Growth Fund's
 Sector Weightings
 ======================================================
                           Q1      Q2     Q3      Q4
 ======================================================
 Consumer Staples          18%    19%     19%    18%

 Health                    18%    17%     17%    17%

 Technology                14%    12%     11%    14%

 Consumer Discretionary    9%     12%     11%    10%

 Manufacturing             8%     10%     14%    14%

 Service Industries        9%     10%     10%     9%

 Financial                 9%      7%     7%      8%

 Media                     7%      5%     5%      5%

 Energy                    --      2%     --     --

 Durables                  3%     --      3%      4%

 Communications            --     --      --     --

 Other                     5%      6%     3%      1%
 ======================================================

Sector weightings remained relatively unchanged during the fiscal year as the Fund remained committed to a strategy of making informed stock choices, not sector bets.

                                 The Road Ahead

We believe growth stocks will benefit from the current environment of slow economic growth and low inflation. Without more concrete signs of acceleration in the rate of inflation, we believe the Federal Reserve will not raise short-term interest rates. This scenario should be viewed positively by the


                        7 -- SCUDDER QUALITY GROWTH FUND
markets, and should particularly benefit growth stocks.

We continue to believe the best strategy for the Fund is to focus on stock selection. In our opinion, the best performing stocks will be those of companies capable of continued fundamental progress through these uncertain times. We don't plan significant changes to our current sector weights, as we believe any attempt to enhance portfolio returns through sector rotation would be extremely difficult. Any changes made to the Fund will be to ensure that the portfolio is made up of companies with the best long-term fundamentals -- those with growing shares in expanding markets, secure franchises, the ability to deliver consistent earnings quarter after quarter, and skilled management teams.

We believe Scudder Quality Growth Fund should reward investors seeking capital appreciation over the long term through investment in seasoned, financially strong U.S. companies. Thank you for your continued investment in Scudder Quality Growth Fund.

            Scudder Quality Growth Fund: A Team Approach to Investing

Scudder Quality Growth Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Valerie F. Malter joined Scudder in 1995 and is responsible for the Fund's investment strategy and daily operation. Valerie has 10 years of experience as an analyst covering a wide range of industries, and three years of portfolio management experience focusing on the stocks of companies with medium- to large-sized market capitalizations. Michael K. Shields, Portfolio Manager, joined the Fund and Scudder in 1992 and has 14 years of experience in the financial industry.

Sincerely,

Your Portfolio Management Team



/s/Valerie F. Malter
Valerie F. Malter


/s/Michael K. Shields
Michael K. Shields

                        8 -- SCUDDER QUALITY GROWTH FUND

                  Investment Portfolio as of October 31, 1996

                                                           Principal    Market
                                                           Amount ($)  Value ($)
--------------------------------------------------------------------------------
Repurchase Agreements 5.9%
--------------------------------------------------------------------------------
Repurchase Agreement with State Street
  Bank & Trust Company dated 10/31/96
  at 5.52%, to be repurchased at
  $13,031,998 on 11/1/96, collateralized
  by a $12,230,000 U.S. Treasury
  Bond, 7.25%, 5/15/16 (Cost $13,030,000) ..............  13,030,000  13,030,000

                                                            Shares
--------------------------------------------------------------------------------
Common Stocks 94.1%
--------------------------------------------------------------------------------
Consumer Discretionary 9.6%

Department & Chain Stores 4.5%

Federated Department Stores, Inc.* .....................      58,900   1,943,700

Nordstrom, Inc. ........................................      17,000     613,063

Price/Costco Inc.* .....................................     161,900   3,217,762

Wal-Mart Stores Inc. ...................................     157,600   4,196,100
                                                                      ----------
                                                                       9,970,625
                                                                      ----------
Hotels & Casinos 2.0%

Host Marriott Corp. ....................................     163,600   2,515,350

ITT Corp.* .............................................      43,600   1,831,200
                                                                      ----------
                                                                       4,346,550
                                                                      ----------
Restaurants 0.9%

McDonald's Corp. .......................................      46,700   2,072,313
                                                                      ----------
Specialty Retail 2.2%

Corporate Express, Inc.* ...............................      81,200   2,649,150

Intimate Brands, Inc. ..................................     121,400   2,200,375
                                                                      ----------
                                                                       4,849,525
                                                                      ----------
Consumer Staples 16.5%

Alcohol & Tobacco 5.1%

Anheuser-Busch Companies, Inc. .........................     112,100   4,315,850

Philip Morris Companies Inc. ...........................      76,000   7,039,500
                                                                      ----------
                                                                      11,355,350
                                                                      ----------
Consumer Electronic & Photographic Products 1.1%

Duracell International Inc. ............................      37,300   2,489,775
                                                                      ----------
Food & Beverage 3.4%

Coca-Cola Co., Inc. ....................................      73,500   3,711,750

Dole Food Co. ..........................................      48,900   1,907,100

PepsiCo Inc. ...........................................      65,325   1,935,253
                                                                      ----------
                                                                       7,554,103
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.
================================================================================

                        9 - SCUDDER QUALITY GROWTH FUND

                                                                        Market
                                                              Shares   Value ($)
--------------------------------------------------------------------------------
Package Goods/Cosmetics 6.9%

Avon Products Inc. .....................................      40,800   2,213,400

Colgate-Palmolive Co. ..................................      43,300   3,983,600

Gillette Co. ...........................................      37,700   2,818,075

Procter & Gamble Co. ...................................      63,600   6,296,400
                                                                      ----------
                                                                      15,311,475
                                                                      ----------
Health 16.3%

Biotechnology 1.3%

Amgen Inc.* ............................................      49,400   3,028,837
                                                                      ----------
Health Industry Services 0.9%

United Healthcare Corp. ................................      50,800   1,924,050
                                                                      ----------
Medical Supply & Specialty 1.4%

Medtronic Inc. .........................................      47,500   3,057,812
                                                                      ----------
Pharmaceuticals 12.7%

American Home Products Corp. ...........................      42,500   2,603,125

Baxter International Inc. ..............................      69,000   2,872,125

Eli Lilly & Co. ........................................      33,349   2,351,105

Johnson & Johnson ......................................      94,100   4,634,425

Merck & Co. Inc. .......................................      75,700   5,611,262

Pfizer, Inc. ...........................................      54,100   4,476,775

Sandoz Ltd. AG (ADR) ...................................      41,600   2,407,600

SmithKline Beecham PLC (ADR) ...........................      52,200   3,269,025
                                                                      ----------
                                                                      28,225,442
                                                                      ----------
Financial 8.0%

Banks 2.5%

NationsBank Corp. ......................................      23,300   2,196,025

State Street Boston Corp. ..............................      53,800   3,409,575
                                                                      ----------
                                                                       5,605,600
                                                                      ----------
Insurance 3.6%

American International Group, Inc. .....................      47,650   5,175,981

MBIA Inc. ..............................................      30,900   2,738,512
                                                                      ----------
                                                                       7,914,493
                                                                      ----------
Consumer Finance 0.8%

Associates First Capital Corp. .........................      39,600   1,717,650
                                                                      ----------
Other Financial Companies 1.1%

Federal National Mortgage Association ..................      61,300   2,398,363
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.
================================================================================

                        10 - SCUDDER QUALITY GROWTH FUND

                                                                        Market
                                                              Shares   Value ($)
--------------------------------------------------------------------------------
Media 4.8%

Advertising 0.9%

Interpublic Group of Companies Inc. ....................      42,800   2,075,800
                                                                      ----------
Broadcasting & Entertainment 3.9%

Clear Channel Communications, Inc.* ....................      62,200   4,540,600

Time Warner Inc. .......................................      54,600   2,033,850

Walt Disney Co. ........................................      31,000   2,042,125
                                                                      ----------
                                                                       8,616,575
                                                                      ----------
Service Industries 8.1%

EDP Services 3.9%

Electronic Data Systems Corp. ..........................     115,400   5,193,000

First Data Corp. .......................................      44,600   3,556,850
                                                                      ----------
                                                                       8,749,850
                                                                      ----------
Miscellaneous Commercial Services 0.8%

Sensormatic Electronics Corp. ..........................     104,700   1,714,463
                                                                      ----------
Miscellaneous Consumer Services 2.3%

CUC International Inc.* ................................      93,850   2,299,325

Service Corp. International ............................      96,700   2,755,950
                                                                      ----------
                                                                       5,055,275
                                                                      ----------
Printing/Publishing 1.1%

Reuters Holdings PLC "B" (ADR) .........................      33,700   2,506,438
                                                                      ----------
Durables 3.5%

Telecommunications Equipment

Ascend Communications, Inc.* ...........................      47,100   3,079,162

Cascade Communications Corp.* ..........................      30,300   2,200,538

Nokia AB Oy (ADR) ......................................      53,100   2,462,513
                                                                      ----------
                                                                       7,742,213
                                                                      ----------
Manufacturing 13.3%

Chemicals 3.5%

Monsanto Co. ...........................................     100,500   3,982,312

Praxair Inc. ...........................................      51,400   2,274,450

Sigma-Aldrich Corp. ....................................      26,775   1,573,031
                                                                      ----------
                                                                       7,829,793
                                                                      ----------
Diversified Manufacturing 4.3%

General Electric Co. ...................................      75,600   7,314,300

Honeywell, Inc. ........................................      35,300   2,193,013
                                                                      ----------
                                                                       9,507,313
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.
================================================================================

                        11 - SCUDDER QUALITY GROWTH FUND

                                                                        Market
                                                              Shares   Value ($)
--------------------------------------------------------------------------------
Electrical Products 3.1%

Emerson Electric Co. ...................................      49,900   4,441,100

FORE Systems, Inc.* ....................................      61,800   2,456,550
                                                                      ----------
                                                                       6,897,650
                                                                      ----------
Hand Tools 0.9%

Black & Decker Corp. ...................................      50,000   1,868,750
                                                                      ----------
Office Equipment/Supplies 1.5%

Xerox Corp. ............................................      73,600   3,413,200
                                                                      ----------
Technology 12.9%

Computer Software 5.4%

Computer Associates International, Inc. ................      48,900   2,891,212

Informix Corp.* ........................................     125,700   2,788,969

Microsoft Corp.* .......................................      32,900   4,515,525

Oracle Systems Corp.* ..................................      42,300   1,789,819
                                                                      ----------
                                                                      11,985,525
                                                                      ----------
Electronic Components/Distributors 0.2%

Ingram Micro, Inc."A"* .................................      20,700     372,600
                                                                      ----------
Electronic Data Processing 1.4%

Ceridian Corp.* ........................................      63,100   3,131,337
                                                                      ----------
Office/Plant Automation 3.8%

3Com Corp.* ............................................      30,600   2,069,325

Cabletron Systems Inc.* ................................      48,600   3,031,425

Cisco Systems, Inc.* ...................................      54,300   3,359,812
                                                                      ----------
                                                                       8,460,562
                                                                      ----------
Semiconductors 2.1%

Atmel Corp.* ...........................................      77,100   1,956,413

Intel Corp. ............................................      25,300   2,779,838
                                                                      ----------
                                                                       4,736,251
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.
================================================================================

                        12 - SCUDDER QUALITY GROWTH FUND

                                                                        Market
                                                              Shares   Value ($)
--------------------------------------------------------------------------------
Energy 1.2%

Oil/Gas Transmission

Enron Corp. ............................................      58,100   2,701,650

Total Common Stocks (Cost $164,308,185) ................             209,187,208
                                                                     ===========
Total Investment Portfolio - 100.0%
  (Cost $177,338,185) (a) ..............................             222,217,208
                                                                     ===========

*    Non-income producing security.
(a) The cost for federal income tax purposes was $177,613,834. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $44,603,374. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $47,481,396 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,878,022.


    The accompanying notes are an integral part of the financial statements.
================================================================================

                        13 - SCUDDER QUALITY GROWTH FUND

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of October 31, 1996


Assets
--------------------------------------------------------------------------------
                 Investments, at market (identified cost
                   $177,338,185) (Note A) .......................   $222,217,208
                 Cash ...........................................            880
                 Receivable for investments sold ................      4,997,577
                 Receivable for Fund shares sold ................        457,311
                 Dividends and interest receivable ..............         76,658
                                                                    ------------
                 Total assets ...................................    227,749,634

Liabilities
--------------------------------------------------------------------------------
                 Payables for investments purchased .............   $  6,038,563
                 Payable for Fund shares redeemed ...............        172,311
                 Accrued management fee (Note C) ................        136,437
                 Other accrued expenses (Note C) ................        148,690
                                                                    ------------
                 Total liabilities ..............................      6,496,001
                 Net assets, at market value ....................   $221,253,633
                                                                    ============
Net Assets
--------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ............   $    459,505
                 Unrealized appreciation on investments .........     44,879,023
                 Accumulated net realized gain ..................     19,088,864
                 Paid-in capital ................................    156,826,241
                 Net assets, at market value ....................   $221,253,633
                                                                    ============

Net Asset Value
--------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption
                   price per share ($221,253,633 / 10,441,357
                   outstanding shares of beneficial interest,
                   $.01 par value, unlimited number of shares
                   authorized) ..................................   $      21.19
                                                                    ============

    The accompanying notes are an integral part of the financial statements.
================================================================================

                        14 - SCUDDER QUALITY GROWTH FUND

                             Statement of Operations

                           year ended October 31, 1996

Investment Income
--------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld
                   of $19,198) ..................................   $  2,526,785
                 Interest .......................................        523,058
                                                                    ------------
                                                                       3,049,843
                 Expenses:
                 Management fee (Note C) ........................   $  1,447,537
                 Services to shareholders (Note C) ..............        474,227
                 Custodian and accounting fees (Note C) .........         89,652
                 Trustees' fees and expenses (Note C) ...........         37,344
                 Reports to shareholders ........................         62,315
                 Auditing .......................................         35,985
                 Legal ..........................................         14,378
                 Registration fees ..............................         23,655
                 Amortization of organization expenses (Note A) .          6,174
                 Other ..........................................         11,590
                                                                    ------------
                                                                       2,202,857
                 Net investment income ..........................        846,986
                                                                    ============

Realized and unrealized gain on investment transactions
--------------------------------------------------------------------------------
                 Net realized gain from investments .............     19,474,609
                 Net unrealized appreciation on investments
                   during the period ............................     15,602,000
                                                                    ------------
                 Net gain on investments ........................     35,076,609
                 Net increase in net assets resulting from
                   operations ...................................   $ 35,923,595
                                                                    ============
    The accompanying notes are an integral part of the financial statements.
================================================================================

                        15 - SCUDDER QUALITY GROWTH FUND

                       Statements of Changes in Net Assets

                                                                                    Years Ended October 31,
 Increase (Decrease) in Net Assets                                                   1996            1995
 -----------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ......................................  $     846,986   $     966,751
                 Net realized gain on investments ...........................     19,474,609       5,911,775
                 Net unrealized appreciation on investments during the period     15,602,000      23,228,314
                                                                               -------------   -------------
                 Net increase in net assets resulting from operations .......     35,923,595      30,106,840
                                                                               -------------   -------------
                 Distributions to shareholders from:
                 Net investment income ......................................     (1,354,259)     (1,069,236)
                                                                               -------------   -------------
                 Net realized gains from investment transactions ............     (5,803,710)     (7,769,783)
                                                                               -------------   -------------
                 Fund share transactions:
                 Proceeds from shares sold ..................................     75,627,033      62,792,871
                 Net asset value of shares issued to shareholders in
                 reinvestment of distributions...............................      6,992,173       8,642,766

                 Cost of shares redeemed ....................................    (63,602,914)    (32,495,742)
                                                                               -------------   -------------
                 Net increase in net assets from Fund share transactions ....     19,016,292      38,939,895
                                                                               -------------   -------------
                 Increase (decrease) in net assets ..........................     47,781,918      60,207,716
                 Net assets at beginning of period ..........................    173,471,715     113,263,999
                                                                               -------------   -------------
                 Net assets at end of period (including undistributed net
                 investment income of $459,505 and $966,778, respectively)...  $ 221,253,633   $ 173,471,715
                                                                               =============   =============

Other Information
------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..................      9,409,227       7,006,138
                                                                               -------------   -------------
                 Shares sold ................................................      3,829,796       3,794,148
                 Shares issued to shareholders in reinvestment of ...........        380,630         595,642
                 distributions
                 Shares redeemed ............................................     (3,178,296)     (1,986,701)
                                                                               -------------   -------------
                 Net increase in Fund shares ................................      1,032,130       2,403,089
                 Shares outstanding at end of period ........................     10,441,357       9,409,227
                                                                               =============   =============

    The accompanying notes are an integral part of the financial statements.
================================================================================

                        16 - SCUDDER QUALITY GROWTH FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                          For the Period
                                                                                                           May 15 1991
                                                                                                         (commencement of
                                                                                                          operations) to
                                                             Years Ended October 31,                        October 31,
                                            1996 (a)      1995        1994         1993        1992            1991
 ------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
    period ...............................   $18.44      $16.17      $16.42      $15.30       $13.65        $12.00
 Income from investment operations:
 Net investment income ...................      .08         .11         .16         .06          .02           .03
 Net realized and unrealized gain
    (loss) on investments ................     3.41        3.40        (.09)       1.09         1.68          1.62
 Total from investment operations ........     3.49        3.51         .07        1.15         1.70          1.65
 Less distributions from:
 Net investment income ...................     (.14)       (.15)       (.08)       (.03)        (.03)           --
 Net realized gains on investment
    transactions .........................     (.60)      (1.09)       (.24)         --         (.02)           --
 Total distributions .....................     (.74)      (1.24)       (.32)       (.03)        (.05)           --

 Net asset value, end of period ..........   $21.19      $18.44      $16.17      $16.42       $15.30        $13.65
 ------------------------------------------------------------------------------------------------------------------------
 Total Return (%) ........................    19.49       23.78         .39        7.49        12.47         13.75**
 Ratios and Supplemental Data
 Net assets, end of period ($ millions) ..      221         173         113         126          101            30
 Ratio of operating expenses net,
    to average daily net assets (%) ......     1.07        1.17        1.25        1.20         1.25          1.25*
 Ratio of operating expenses before
    expense reductions, to average
    daily net assets (%) .................     1.07        1.17        1.25        1.20         1.40          2.67*
 Ratio of net investment income to
    average daily net assets (%) .........      .41         .71         .96         .39          .24           .83*
 Portfolio turnover rate (%) .............     68.8        91.6       119.7       111.4         27.4          11.5*
 Average commission rate paid (b) ........   $.0551      $   --      $   --      $   --       $   --        $   --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.
*   Annualized
**  Not annualized

================================================================================

                        17 - SCUDDER QUALITY GROWTH FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Quality Growth Fund (the "Fund") is a diversified series of Scudder Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.


================================================================================

                        18 - SCUDDER QUALITY GROWTH FUND

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares were deferred and amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the year ended October 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $163,465,611 and $134,364,781, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser agreed not to impose all or a portion of its management fee until February 29, 1996 in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. For the year ended October 31, 1996, the fee pursuant to the Agreement amounted to $1,447,537.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SSC aggregated $275,078, of which $24,462 is unpaid at October 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1996, the amount charged to the Fund by STC aggregated $128,483, of which $22,495 is unpaid at October 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SFAC aggregated $56,114, of which $4,665 is unpaid at October 31, 1996.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended October 31, 1996, Trustees fees and expenses aggregated $37,344.


================================================================================

                        19 - SCUDDER QUALITY GROWTH FUND

                        Report of Independent Accountants

To the Trustees of Scudder Investment Trust and the Shareholders of Scudder Quality Growth Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Quality Growth Fund including the investment portfolio, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and for the period May 15, 1991 (commencement of operations) to October 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Quality Growth Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and for the period May 15, 1991 (commencement of operations) to October 31, 1991 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
December 16, 1996

================================================================================

                        20 - SCUDDER QUALITY GROWTH FUND

                                 Tax Information

The Fund will mail shareholders IRS Form 1099-Div in late January, summarizing all taxable distributions paid for 1996.

The Fund paid distributions of $0.32 per share from net long-term capital gains during its fiscal year ended October 31, 1996. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $16,387,183 as capital gain dividends for the year ended October 31, 1996.

Pursuant to section 854 of the Internal Revenue Code, the Fund designates $2,418,885 as dividends eligible for the dividends received deduction for corporations for the year ended October 31, 1996.


                              Officers and Trustees


Daniel Pierce*
 President and Trustee

Henry P. Becton, Jr.
 Trustee; President and General Manager, WGBH Educational Foundation

Dudley H. Ladd*
 Trustee

George M. Lovejoy, Jr.
 Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
 Trustee; Professor of Business Administration, Northeastern University

Juris Padegs*
 Trustee

Jean C. Tempel
 Trustee; General Partner, TL Ventures

Bruce F.  Beaty*
 Vice President

Jerard K. Hartman*
 Vice President

Robert T. Hoffman*
 Vice President

Thomas W. Joseph*
 Vice President

David S. Lee*
 Vice President

Valerie F. Malter*
 Vice President

Thomas F. McDonough*
 Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
 Vice President and Treasurer

Edward J. O'Connell*
 Vice President and Assistant Treasurer

Coleen Downs Dinneen*
 Assistant Secretary


*Scudder, Stevens & Clark, Inc.


                        21 -- SCUDDER QUALITY GROWTH FUND

                        Investment Products and Services

The Scudder Family of Funds
--------------------------------------------------------------------------------
Money Market
 Scudder Cash Investment Trust
 Scudder U.S. Treasury Money Fund


Tax Free Money Market+
 Scudder Tax Free Money Fund
 Scudder California Tax Free Money Fund*
 Scudder New York Tax Free Money Fund*


Tax Free+
 Scudder California Tax Free Fund*
 Scudder High Yield Tax Free Fund
 Scudder Limited Term Tax Free Fund
 Scudder Managed Municipal Bonds
 Scudder Massachusetts Limited Term
  Tax Free Fund*
 Scudder Massachusetts Tax Free Fund*
 Scudder Medium Term Tax Free Fund
 Scudder New York Tax Free Fund*
 Scudder Ohio Tax Free Fund*
 Scudder Pennsylvania Tax Free Fund*


Growth and Income
 Scudder Balanced Fund
 Scudder Growth and Income Fund


Income
 Scudder Emerging Markets Income Fund
 Scudder Global Bond Fund
 Scudder GNMA Fund
 Scudder High Yield Bond Fund
 Scudder Income Fund
 Scudder International Bond Fund
 Scudder Short Term Bond Fund
 Scudder Zero Coupon 2000 Fund


Growth
 Scudder Capital Growth Fund
 Scudder Classic Growth Fund
 Scudder Development Fund
 Scudder Emerging Markets Growth Fund
 Scudder Global Discovery Fund
 Scudder Global Fund
 Scudder Gold Fund
 Scudder Greater Europe Growth Fund
 Scudder International Fund
 Scudder Latin America Fund
 Scudder Micro Cap Fund
 Scudder Pacific Opportunities Fund
 Scudder Quality Growth Fund
 Scudder Small Company Value Fund
 Scudder 21st Century Growth Fund
 Scudder Value Fund
 The Japan Fund


Retirement Plans and Tax-Advantaged Investments
--------------------------------------------------------------------------------
IRAs
Keogh Plans
Scudder Horizon Plan*+++ (a variable annuity)
401(k) Plans
403(b) Plans
SEP-IRAs
Profit Sharing and Money Purchase
  Pension Plans


Closed-End Funds#
--------------------------------------------------------------------------------
The Argentina Fund, Inc.
The Brazil Fund, Inc.
The First Iberian Fund, Inc.
The Korea Fund, Inc.
The Latin America Dollar Income Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder New Asia Fund, Inc.
Scudder New Europe Fund, Inc.
Scudder World Income  Opportunities
  Fund, Inc.


Institutional Cash Management
--------------------------------------------------------------------------------
Scudder Institutional Fund, Inc.
Scudder Fund, Inc.
Scudder Treasurers Trust(TM)++

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.


                        22 -- SCUDDER QUALITY GROWTH FUND

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------
                For existing account service and transactions

                  Scudder Investor Relations
                  1-800-225-5163

                For  personalized   information  about  your  Scudder  accounts;
                exchanges and redemptions; or information on any Scudder fund

                  Scudder Automated Information Line (SAIL)
                  1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
                To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

                  Scudder Investor Relations
                  1-800-225-2470

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services
                  1-800-323-6105

Please address all correspondence to
--------------------------------------------------------------------------------
                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Visit the Scudder World Wide Web Site at:
--------------------------------------------------------------------------------
                  http://funds.scudder.com

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton             New York
                   Boston                 Portland, OR
                   Chicago                San Diego
                   Cincinnati             San Francisco
                   Los Angeles            Scottsdale

                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
                1-800-541-7703.

                For information on Scudder Institutional Funds*, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

*  Contact  Scudder  Investor  Services,  Inc.,  Distributor,   to  receive  a
   prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.



                        23 -- SCUDDER QUALITY GROWTH FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.